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                                                                EXHIBIT 10.31(b)

                                                               EXECUTION VERSION

                                 AMENDMENT NO. 1

      This AMENDMENT NO. 1 to the Agreements (as hereinafter defined) (this "Amendment"), dated as of December 20, 2006, is made by and among Saks Incorporated, a Tennessee corporation ("Saks"), The Bon-Ton Stores, Inc., a Pennsylvania corporation ("Bon-Ton"), and Belk, Inc, a Delaware corporation ("Belk").

                                   WITNESSETH:

      WHEREAS, Saks and Parisian Stores, Inc., an Alabama corporation ("Parisian") are parties to that certain Product Sourcing Agreement, dated as of September 6, 2006 (the "Belk Product Sourcing Agreement");

      WHEREAS, Parisian has been merged with and into Belk and, as a consequence of that merger, Belk is the successor in interest to Parisian under the Belk Product Sourcing Agreement;

      WHEREAS, Bon-Ton and Belk are parties to that certain Private Brands Agreement, dated as of October 30, 2006, and effective as of October 29, 2006 (the "Bon-Ton Private Brands Agreement," and together with the Belk Product Sourcing Agreement, the "Agreements");

      WHEREAS, Saks and Belk desire to amend the Belk Product Sourcing Agreement; and

      WHEREAS, Belk and Bon-Ton desire to amend the Bon-Ton Private Brands Agreement.

      NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, and intending to be legally bound hereby, the parties hereto agree that each of the Belk Product Sourcing Agreement and the Bon-Ton Private Brands Agreement shall be and hereby is amended as follows:

      1. Amendment to the Bon-Ton Private Brands Agreement. Belk and Bon-Ton acknowledge and agree that Exhibit B to the Bon-Ton Private Brands Agreement is hereby amended and restated to read in its entirety as set forth in Attachment I hereto.

      2. Amendment to Belk Product Sourcing Agreement. Saks and Belk acknowledge and agree that Section 3(a) of the Belk Product Sourcing Agreement is hereby amended and restated to read in its entirety as follows:

            "(a) Minimum Payment. In consideration of Supplier's commitment to continue sourcing Licensed Articles and to delegate its sourcing rights hereunder, during the Term, Retailer shall pay to Supplier in addition to the cost of Licensed Articles sourced from Supplier or purchased directly from Authorized Manufacturers the total sum of $698,642 ("Minimum Payment") payable in installments as follows:

            (i) with respect to the period commencing on the Effective Date and concluding September 30, 2006, the sum of $125,575;

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            (ii) with respect to the Calendar Quarter commencing October 1,
            2006, and concluding December 31, 2006, the sum of $114,219; and

            (iii) with respect to the period commencing on January 1, 2007 and concluding December 31, 2007, the sum of $458,848 payable in Quarterly installments of $114,712."

      3. Agreements as Amended. The term "Agreement" as used in the Belk Product Sourcing Agreement shall be deemed to refer to the Belk Product Sourcing Agreement as amended hereby, the term "Agreement" as used in the Bon-Ton Private Brands Agreement shall be deemed to refer to the Bon-Ton Private Brands Agreement as amended hereby, and this Amendment shall be effective as of October 28, 2006, as if executed on such date. It is expressly understood and agreed that except as provided above, all terms, conditions and provisions contained in the Belk Product Sourcing Agreement and the Bon-Ton Private Brands Agreement shall remain in full force and effect without any further change or modification whatsoever.

      4. Full Force and Effect. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment, the Belk Product Sourcing Agreement and the Bon-Ton Private Brands Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

      5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof except Section 5-1401 of the New York General Obligations Law.

      6. Execution in Counterparts. This Amendment may be executed in two or more counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                     [Remainder of Page Intentionally Blank]

                                      -2-

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      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

                                SAKS INCORPORATED

                                By: /s/ Charles J. Hansen
                                    -----------------------------------------
                                    Name:  CHARLES J. HANSEN
                                    Title: Executive vice President

                                THE BON-TON STORES, INC.

                                BY:  /s/ Keith E. Plowman
                                     -----------------------------------------
                                     Name: Keith E. Plowman
                                     Title: E.V.P./C.F.O.

                                BELK, INC.

                                BY:  /s/ Paul Thum Suden
                                     ---------------------------------------
                                     Paul Thum Suden
                                     Executive Vice President